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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                 CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): February 26, 2004


                           CENTRAL FEDERAL CORPORATION
             (Exact name of registrant as specified in its charter)


              Delaware                    0-25045              34-1877137
              --------                    -------              ----------
(State or other jurisdiction of        (Commission            (IRS Employer
 incorporation or organization)        File Number)       Identification Number)


   601 Main Street, Wellsville, Ohio           42968             (330) 532-1517
----------------------------------------    ----------           --------------
(Address of principal executive offices)    (Zip Code)    (Registrant's Telephone Number)






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ITEM 5.  OTHER EVENTS AND REQUIRED FD DISCLOSURE

On February 26, 2004, the registrant issued a press release announcing financial performance for the quarter and year ended December 31, 2003.

A copy of the press release is included as Exhibit 99 to this Current Report on Form 8-K.

ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

(c) Exhibits

         99  Press release issued on February 26, 2004




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                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                              Central Federal Corporation

 Date: February 26, 2004                  By: /s/ Therese Ann Liutkus
                                              ------------------------------
                                              Therese Ann Liutkus, CPA
                                              Chief Financial Officer